                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       October 22, 2004 (October 20, 2004)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                      001-31539                41-0518430
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On October 20, 2004, St. Mary Land & Exploration Company issued a press release, which announced its #9 ranking on the Forbes list of 200 Best
Small Companies, provided an update of its operations for the third quarter of
2004 and announced certain acquisitions. As indicated in the press release, the
Company has scheduled a related 2004 third quarter earnings teleconference call for November 4, 2004, at 8:00 am (MDT).

         A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01    Regulation FD Disclosure.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.2, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On October 20, 2004, the registrant issued a press release announcing the declaration of a regular semi-annual 5 cent per share cash dividend to be paid on November 15, 2004, to stockholders of record as of the close of business on November 5, 2004.

         A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01    Financial Statements and Exhibits.

      (c)    Exhibits. The following exhibits are furnished as part of this report:

             Exhibit 99.1     Press release of St. Mary Land & Exploration
                              Company dated October 20, 2004

             Exhibit 99.2     Press release of St. Mary Land & Exploration
                              Company dated October 20, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ST. MARY LAND & EXPLORATION
COMPANY

Date:  October 22, 2004                   By: /S/ DAVID W. HONEYFIELD
                                              -----------------------
                                              David W. Honeyfield
                                              Vice President - Finance,
                                              Treasurer and Secretary

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